May 11, 2007

Supplement

SUPPLEMENT DATED MAY 11, 2007 TO THE PROSPECTUS OF
MORGAN STANLEY INTERNATIONAL SMALLCAP FUND
Dated September 29, 2006

The second, third and fourth paragraphs of the section of the Prospectus titled ‘‘The Fund — Fund Management’’ are hereby deleted and replaced with the following:

The Fund is managed within the International Small Cap team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Margaret Naylor and Nathalie Degans, each a Managing Director of the Sub-Adviser, Arthur Pollock and Alistair Corden-Lloyd, each an Executive Director of the Sub-Adviser, and Jean Beaubois, a Vice President of the Sub-Adviser.

Ms. Naylor has been associated with the Sub-Adviser in an investment management capacity since March 1987 and began managing the Fund in July 2001. Ms. Degans has been associated with the Sub-Adviser in an investment management capacity since September 1993 and began managing the Fund in July 2001. Mr. Pollock has been associated with the Sub-Adviser in an investment management capacity since June 1999 and began managing the Fund in July 2002. Mr. Corden-Lloyd has been associated with the Sub-Adviser in an investment management capacity since February 1997 and began managing the Fund in July 2004. Mr. Beaubois has been associated with the Sub-Adviser in an investment management capacity since July 2003 and began managing the Portfolio in April 2007. Prior to July 2003, Mr. Beaubois was associated with the Sub-Adviser in a marketing and communication capacity.

Ms. Naylor and Ms. Degans are co-heads of the Fund. Each team member, including Ms. Naylor and Ms. Degans, is responsible for research and valuation of small cap companies domiciled in the developed markets outside of the United States.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

ISMSPT

May 11, 2007

Supplement

SUPPLEMENT DATED MAY 11, 2007 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY INTERNATIONAL SMALLCAP FUND
Dated September 29, 2006

The following is hereby added to the section of the Fund’s Statement of Additional Information entitled ‘‘V. Investment Advisory and Other Services — G. Fund Management — Other Accounts Managed by the Portfolio Managers’’:

As of April 24, 2007, Jean Beaubois managed three registered companies with a total of approximately $1.9 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $203.5 million in assets; and nine other accounts with a total of approximately $1.1 billion in assets.

The following is hereby added to the section of the Fund’s Statement of Additional Information entitled ‘‘V. Investment Advisory and Other Services — G. Fund Management — Securities Ownership of Portfolio Managers’’:

As of April 24, 2007, the dollar range of securities beneficially owned by Jean Beaubois in the Fund is $1-$10,000(1).

(1)The portfolio manager also has made investments in one or more other registered investment companies managed by the same portfolio management team pursuant to a similar strategy.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.